Exhibit 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the use in this Form S-4 Registration Statement of our auditors' report dated January 15, 1997 with respect to the financial statements of Bank of Northumberland, Inc. for each of the three years in the period ended December 31, 1996.


                                                    /s/ Goodman & Company L.L.P.


7301 Forest Avenue
Richmond, Virginia
September 30, 1997